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                GROUP VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
                 ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY

                       SUPPLEMENT DATED NOVEMBER 9, 1998
                                       TO
                          PROSPECTUS DATED MAY 1, 1998

    This supplements the information contained in the prospectus ("Prospectus") for Group Variable Universal Life Insurance Policies, dated May 1, 1998. You should keep this Supplement to the Prospectus for future reference.

     1. Effective on or about November 9, 1998, and subject to Shareholder approval on January 7, 1999, Santander Global Advisors, Inc. has replaced State Street Research & Management Company, Inc. as the sub-investment manager of the Santander International Stock Portfolio (formerly the State Street Research International Stock Portfolio) of the Metropolitan Series Fund, Inc. GFM International Investors, Inc. no longer serves as sub-sub investment manager of the Portfolio. To reflect these developments the following changes have been made:

        a. All references to the State Street Research International Stock Portfolio and its corresponding investment division are replaced with references to the Santander International Stock Portfolio and its corresponding investment division.

        b. All references to State Street Research & Management Company, Inc. and to GFM International Investors, Inc. providing sub or sub-sub investment management services to the Santander International Stock Portfolio are replaced with references to Santander Global Advisors, Inc. providing sub-investment management services to the Portfolio.

     2. For Group Policies issued on or after March 1, 1999 and for Certificates issued under such Group Policies, the guaranteed minimum effective annual interest rate applicable to the Fixed Account and the minimum rate credited to the Loan Account is 3%. For these Group Policies and Certificates, all references in the Prospectus to a 4% Fixed Account minimum guaranteed effective annual interest rate and 4% minimum rate credited to the Loan Account are changed to references to the 3% rate.

     3. The second sentence under "Payment and Deferment" on page 29 of the Prospectus is changed as follows:

        "MetLife will pay interest on the amount of death benefit at a rate which is currently 4% per year (or such higher rate as may be required by state law) from the date of death until the date of payment of the death benefit."

                      Metropolitan Life Insurance Company
                               One Madison Avenue
                               New York, NY 10010